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EXHIBIT 99.1

Notice of Grant of Stock Options

[SCO LOGO]

Option Number: Plan: 2004 ID:

        Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of The SCO Group (the "Corporation"):

Optionee:	Grant Date:
Exercise Price:	Number of Option Shares:
Type of Option:	Total Option Price:

VESTING

Vesting Commencement Date:
Expiration Date:	or upon earlier termination of the Option.
Date Exercisable:	(Date on which the Option Shares first become vested.)
Vesting Schedule:
Shares	Vest Type	Full Vest	Expiration

        Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of THE SCO GROUP 2004 OMNIBUS STOCK INCENTIVE PLAN*, (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement*. Optionee understands that any Option Shares purchased under the Option will be subject to the terms set forth in the Stock Purchase Agreement, whether said options are purchased electronically or in person*.

        *Documents available on The SCO Group Intranet.

        No Employment or Service Contract.    Nothing in this Notice or in the Plan shall confer upon Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Parent or Subsidiary employing or retaining Optionee) or of Optionee, which rights are hereby expressly reserved by each, to terminate Optionee's Service at any time for any reason, with or without cause.

        Definitions.    All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the Stock Option Agreement.

THE SCO GROUP

STOCK OPTION AGREEMENT

RECITALS

        The Board has adopted the Plan for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Parent or Subsidiary and consultants who provide services to the Corporation (or any Parent or Subsidiary).

        A.    Optionee is to render valuable services to the Corporation (or a Parent or Subsidiary), and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Corporation's grant of an option to Optionee.

        B.    All capitalized terms in this Agreement shall have the meaning assigned to them in the attached Appendix or the Plan.

        NOW, THEREFORE, it is hereby agreed as follows:

        1.     Grant of Option. The Corporation hereby grants to Optionee, as of the Grant Date, an option to purchase up to the number of Option Shares specified in the Grant Notice. The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 below at the Exercise Price.

        2.     Option Term. This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the Expiration Date, unless sooner terminated in accordance with Paragraph 5 or 6 below.

        3.     Limited Transferability. This option shall be neither transferable nor assignable by Optionee other than by will or by the laws of descent and distribution following Optionee's death and may be exercised, during Optionee's lifetime, only by Optionee. Notwithstanding the foregoing, this option may be assigned in accordance with the terms of a Domestic Relations Order. If so assigned, the assigned option shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such Domestic Relations Order. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for this option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

        4.     Dates of Exercise. This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice. As the option becomes exercisable for such installments, those installments shall accumulate and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

        5.     Cessation of Service. The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

          (a)   Should Optionee cease to remain in Service for any reason (other than Cause, Disability or death) while this option is outstanding, then Optionee shall have the right to exercise this option for a period of three (3) months following the date of such cessation of Service.

          (b)   Should Optionee cease to remain in Service for Cause, then the optionee shall have the right to exercise this option for a period of thirty (30) days of such cessation of Service.

          (c)   Should Optionee die while this option is outstanding, then the personal representative of Optionee's estate or the person or persons to whom the option is transferred pursuant to Optionee's will or in accordance with the laws of descent and distribution shall have the right to exercise this option for a period of twelve (12) months following the date of Optionee's death.

          (d)   Should Optionee cease Service by reason of Disability while this option is outstanding, then Optionee shall have the right to exercise this option for a period of twelve (12) months following the date of such cessation of Service.

          (e)   During the limited period of post-Service exercisability, this option may not be exercised in the aggregate for more than the number of vested Option Shares for which the option is exercisable at the time of Optionee's cessation of Service. This option shall terminate and cease to be outstanding for any vested shares for which this option has not been exercised upon the earlier of the following: (i) expiration of the applicable post-Service exercise period, (ii) upon the termination of the option as a result of a Corporate Transaction, or (iii) upon the expiration of the option term. To the extent Optionee is not vested in the Option Shares at the time of Optionee's cessation of Service, this option shall immediately terminate and cease to be outstanding with respect to those shares. Notwithstanding anything to the contrary contained in this Agreement, in no event shall this option be exercisable at any time after the Expiration Date.

        6.     Special Termination of Option.

          (a)   In the event of a Corporate Transaction, any options that the Optionee holds that are exercisable will remain exercisable until their expiration, and any options that the Optionee holds that are not exercisable will expire on the date of the Corporate Transaction, unless otherwise provided in an agreement between the Corporation and the Optionee, or the Committee, on a case-by-case basis, elects in writing to waive termination. Any vested, exercisable options that the Optionee holds will be cashed out, converted to an option of the acquiring entity, assumed by the acquiring entity or otherwise disposed of in the manner provided for in any shareholder-approved agreement or plan governing or providing for such Corporate Transaction or, in the absence of such governing provisions, as decided by the Committee consistent with the terms of the Plan.

          (b)   If this option is assumed in connection with a Corporate Transaction, then this option shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction, and appropriate adjustments shall also be made to the Exercise Price, provided the aggregate Exercise Price shall remain the same.

          (c)   This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure assets.

        7.     Adjustment in Option Shares. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration, appropriate adjustments shall be made to (i) the total number and/or class of securities subject to this option and (ii) the Exercise Price in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

        8.     Shareholder Rights. The holder of this option shall not have any shareholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become a holder of record of the purchased shares.

        9.     Manner of Exercising Option.

          (a)   In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

            (i)    Execute and deliver to the Corporation a Purchase Agreement for the Option Shares for which the option is exercised.

            (ii)   Pay the aggregate Exercise Price for the purchased shares in cash or check made payable to the Corporation.

            (iii)  Furnish to the Corporation appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.

            (iv)  Execute and deliver to the Corporation such written representations as may be requested by the Corporation in order for it to comply with the applicable requirements of Federal and state securities laws.

            (v)   Make appropriate arrangements with the Corporation (or Parent or Subsidiary employing or retaining Optionee) for the satisfaction of all Federal, state and local income and employment tax withholding requirements applicable to the option exercise.

          (b)   As soon as practical after the Exercise Date, the Corporation shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

          (c)   In no event may this option be exercised for any fractional shares.

          (d)   In the alternative, Optionee may exercise this option with respect to all or any part of the Options Shares for which this option is at the time exercisable electronically by utilizing E*TRADE's Optionslink. All funds to be paid for the exercise or funds to be received after the sale of such shares will be transacted between the Optionee and E*TRADE.

        10.   REPURCHASE RIGHTS. ALL OPTION SHARES ACQUIRED UPON THE EXERCISE OF THIS OPTION SHALL BE SUBJECT TO CERTAIN RIGHTS OF THE CORPORATION AND ITS ASSIGNS TO REPURCHASE THOSE SHARES IN ACCORDANCE WITH THE TERMS SPECIFIED IN THE PURCHASE AGREEMENT.

        11.   Compliance with Laws and Regulations.

          (a)   The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Corporation and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Stock Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

          (b)   The inability of the Corporation to obtain approval from any regulatory body having authority deemed by the Corporation to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Corporation of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Corporation, however, shall use its best efforts to obtain all such approvals.

        12.   Successors and Assigns. Except to the extent otherwise provided in Paragraphs 3 and 6, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Corporation and its successors and assigns and Optionee, Optionee's assigns and the legal representatives, heirs and legatees of Optionee's estate.

        13.   Notices. Any notice required to be given or delivered to the Corporation under the terms of this Agreement shall be in writing and addressed to the Corporation at its Principal corporate offices. Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee's signature line on the Grant Notice. All notices shall be deemed effective upon personal delivery or upon deposit in the U. S. mail, postage prepaid and properly addressed to the party to be notified.

        14.   Construction. This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan. All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

        15.   Governing Law. The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Utah without resort to that State's conflict-of-laws rules.

APPENDIX

        The following definitions shall be in effect under the Agreement:

        A.    Agreement shall mean this Stock Option Agreement.

        B.    Board shall mean the Corporation's Board of Directors.

        C.    Cause when used in connection with the cessation of Service of the Optionee by the Corporation, shall mean (i) the willful and continued failure by the Optionee substantially to perform his duties and obligations to the Corporation (other than any such failure resulting from his incapacity due to physical or mental illness) or (ii) the willful engaging by the Optionee in misconduct that is materially injurious to the Corporation. For purposes of this section, no act, or failure to act, on the Optionee's part shall be considered "willful" unless done, or omitted to be done, by the Optionee in bad faith and without reasonable belief that his action or omission was in the best interest of the Corporation. The Committee shall determine whether a cessation of Service is for Cause.

        D.    Code shall mean the Internal Revenue Code of 1986, as amended.

        E.    Committee shall mean the Compensation Committee of the Board of Directors. The Committee shall consist of three or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code and a "Non-Employee Director" within the meaning of Rule 16b-3 under the 1934 Act (or who satisfies any other criteria for administering employee benefit plans as may be specified by the Securities and Exchange Commission in order for transactions under such plan to be exempt from the provisions of Section 16(b) of the 1934 Act), and an "Independent Director" under applicable NASD rules.

        F.     Common Stock shall mean the Corporation's common stock.

        G.    Corporate Transaction shall mean any of the following occurrences:

          (i)    any "person," as such term is used in Sections 13(d) and 14(d) of the 1934 Act (other than the Corporation, any trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of securities of the Corporation representing 50% or more of the combined voting power of the Corporation's then outstanding securities;

          (ii)   during any period of not more than two consecutive years (not including any period prior to the adoption of the Plan), individuals who at the beginning of such period constitute the Board of Directors and any new director (other than a director designated by a person who has entered into an agreement with the Corporation to effect a transaction described in clause (i), (iii) or (iv) of this section whose election by the Board of Directors or nomination for election was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof;

          (iii)  the stockholders of the Corporation approve a merger or consolidation of the Corporation with any other corporation, other than (A) a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Corporation or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no "person" (as herein above defined) acquires more than 50% of the combined voting power of the Corporation's then outstanding securities; or

          (iv)  the stockholders of the Corporation approve a plan of complete liquidation of the Corporation or an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets

        H.    Corporation shall mean The SCO Group, a Delaware corporation.

        I.     Disability shall mean: (i) any physical or mental condition that would qualify the Optionee for a disability benefit under the long-term disability plan maintained by the Corporation or a Subsidiary of the Corporation and applicable to such Optionee; or (ii) when used in connection with the exercise of an incentive stock option (within the meaning of Section 422 of the Code) following cessation of Service, disability within the meaning of Section 22(e)(3) of the Code.

        J.     Domestic Relations Order shall mean any judgment, decree or order (including approval of a property settlement agreement) which provides or otherwise conveys, pursuant to applicable State domestic relations laws (including community property laws), marital property rights to any spouse or former spouse of Optionee.

        K.    Employee shall mean an individual who is in the employ of the Corporation (or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

        L.    Exercise Date shall mean the date on which the option shall have been exercised in accordance with Paragraph 9 of the Agreement.

        M.   Exercise Price shall mean the exercise price per share as specified in the Grant Notice.

        N.    Expiration Date shall mean the date on which the option expires as specified in the Grant Notice.

        O.    Grant Date shall mean the date of grant of the option as specified in the Grant Notice.

        P.     Grant Notice shall mean the Notice of Grant of Stock Option accompanying the Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby.

        Q.    1934 Act shall mean the Securities Exchange Act of 1934, as amended.

        R.    Non-Qualified Stock Option shall mean an option not intended to satisfy the requirements of IRS Code Section 422.

        S.     Option Shares shall mean the number of shares of Common Stock subject to the option.

        T.     Optionee shall mean the person to whom the option is granted as specified in the Grant Notice.

        U.    Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

        V.     Plan shall mean the Corporation's 2004 Omnibus Stock Incentive Plan.

        W.    Plan Administrator shall mean either the Board or a committee of Board members, to the extent the committee is at the time responsible for the administration of the Plan.

        X.    Service shall mean the provision of services to the Corporation (or any Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant.

        Y.    Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

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